Exhibit 32.1

THE SPENDSMART PAYMENTS COMPANY

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. §1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of The SpendSmart Payments Company (the “Company”) on Form 10-K/A for the period ending September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael McCoy, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 7, 2013	/s/ Michael McCoy
Michael McCoy
Chief Executive Officer